UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Central Federal Bancshares, Inc.

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Central Federal Bancshares, Inc.

210 West 10th Street

Rolla, Missouri 65401

(573) 364-1024

April 12, 2019

Dear Shareholder:

On behalf of the board of directors and management of Central Federal Bancshares, Inc., you are cordially invited to attend the 2019 Annual Meeting of Shareholders of the Company. The Annual Meeting will be held at the offices of Central Federal Savings and Loan Association of Rolla, located at 210 West 10th Street, Rolla, Missouri 65401, on Tuesday, May 21, 2019 at 5:00 p.m., Central time.

The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe in detail the matters to be acted on at the meeting. An important part of the Annual Meeting is the shareholder vote on corporate business items.

Your participation in our activities is important, and we encourage you to attend the meeting in person. Whether or not you plan to attend the meeting, please be sure to complete, sign, date, and return the enclosed proxy card in the accompanying postage-paid reply envelope so that your shares may be voted in accordance with your wishes. Returning the enclosed proxy will not prevent you from voting in person if you choose to attend the Annual Meeting.

On behalf of the board of directors and all of our employees, we thank you for your support.

Sincerely,

/s/ William A. Stoltz
William A. Stoltz
President and Chief Executive Officer

Central Federal Bancshares, Inc.

210 West 10th Street

Rolla, Missouri 65401

(573) 364-1024

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of Shareholders of Central Federal Bancshares, Inc. will be held at the offices of Central Federal Savings and Loan Association of Rolla, located at 210 West 10th Street, Rolla, Missouri 65401, on Tuesday, May 21, 2019 at 5:00 p.m., local time.

The Annual Meeting is being held so that shareholders may vote on the following matters:

1.	The election of two directors;

2.	The ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2019; and

3.	Such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The board of directors is not aware of any other business to come before the Annual Meeting.

The board of directors has fixed the close of business on March 29, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Barbara E. Hamilton
Barbara E. Hamilton
Secretary

April 12, 2019

YOUR VOTE IS IMPORTANT TO US

Even if you plan to attend the Annual Meeting, please sign and return the enclosed card as promptly as possible. You may also vote using the internet. You may revoke your proxy at any time prior to the exercise of the proxy.

Important Notice Regarding the Internet Availability of Proxy Materials for

the Annual Meeting to be Held on May 21, 2019:

This Notice, the Proxy Statement attached to this Notice and our Annual Report to shareholders on Form 10-K for the year ended December 31, 2018 are available free of charge at http://www.astproxyportal.com/ast/20484.

Central Federal Bancshares, Inc.

210 West 10th Street

Rolla, Missouri 65401

(573) 364-1024

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MAY 21, 2019

We are providing this Proxy Statement to you in connection with the solicitation of proxies by the board of directors of Central Federal Bancshares, Inc. for the 2019 Annual Meeting of Shareholders (“Annual Meeting” or the “meeting”) and for any adjournment or postponement of the Annual Meeting. In this Proxy Statement, we may also refer to Central Federal Bancshares as the “Company” or “we,” “us,” or “our,” and we may refer to our wholly owned subsidiary Central Federal Savings and Loan Association of Rolla as “Central Federal.”

We are holding the 2019 Annual Meeting at the offices of Central Federal Savings and Loan Association of Rolla, located at 210 West 10th Street, Rolla, Missouri 65401, on Tuesday, May 21, 2019 at 5:00 p.m., local time.

We intend to mail this Proxy Statement and the enclosed proxy card to shareholders of record beginning on or about April 12, 2019.

INFORMATION ABOUT VOTING

You are entitled to vote the shares of our common stock that you owned as of the close of business on March 29, 2019. As of the close of business on that date, a total of 1,585,420 shares of our common stock were outstanding. Each share of common stock has one vote.

You may own shares of our common stock in one of the following ways:

●	Directly in your name as the shareholder of record;
●	Indirectly through a broker, bank, or other holder of record in “street name;” or
●	Indirectly through the Central Federal Savings and Loan Association of Rolla Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank, or other holder of record or nominee (all of which we refer to as “nominees”) is sending these proxy materials to you. As the beneficial owner, you have the right to direct your nominee how to vote by filling out a voting instruction card that accompanies your proxy materials. Your nominee may allow you to provide voting instructions by telephone or by the internet. Please see the voting instruction card provided by your nominee that accompanies this Proxy Statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the 2019 Annual Meeting. A recent brokerage statement or letter from your nominee are examples of proof of ownership. If you want to vote your shares of our common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank, or other holder of record or nominee holder of your shares.

If you hold your shares through the ESOP, we are sending these proxy materials to you directly. As the beneficial owner of the shares that are allocated to your ESOP account as of the record date (see the information in this Proxy Statement under the heading “Beneficial Ownership”), you have the right to vote those shares by timely giving voting instructions to the ESOP trustee as described in this Proxy Statement under the heading “Participants in the ESOP.”

Quorum and How We Count Votes

The Annual Meeting will be held if a majority of our outstanding shares of common stock, constituting a quorum, is represented at the meeting. If you timely return a properly executed proxy card, your shares will be counted for purposes of determining a quorum at the meeting, even if you abstain from voting. Abstentions and broker non-votes count as shares present at the Annual Meeting for purposes of determining a quorum. If you own shares in “street name” through a bank, broker, or other record holder or nominee holder of your shares, you may instruct them how to vote your shares. A “broker non-vote” occurs when a shareholder who owns shares through a nominee fails to provide the bank, broker, or other record holder or nominee holder with voting instructions and either the nominee does not have the discretionary authority to vote the shares on a particular proposal or they otherwise fail to vote the shares. A proxy card marked “withhold” for a person nominated for election to our board will not be treated as a vote for that person. A proxy card marked “abstain” on a matter will be considered to be represented at the Annual Meeting but not voted for these purposes.

Under the rules that govern brokers, your broker, bank, or other record holder or nominee may not be permitted to exercise voting discretion with respect to the shareholder proposal described later in this Proxy Statement under “Item One–Election of Directors.” If you wish for your shares to be voted on this matter, you must provide your broker, bank, or other record holder or nominee with voting instructions. For the proposal described under “Item Two–Ratification of the Independent Registered Public Accounting Firm,” your broker, bank, or other record holder or nominee will have discretionary authority to vote your shares.

Voting Limitation

Our Articles of Incorporation provide that record holders of our common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Under the Articles of Incorporation, our board may make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert and demanding that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the board of directors to implement and apply the Limit. With respect to shares held by a broker, bank, or other record holder or nominee, our board of directors generally will look beyond the holder of the shares to the person or entity for whom the shares are held when applying the voting limitation. However, where the ultimate owner of the shares has granted voting authority to the broker, bank, or other record holder or nominee that holds the shares, the board will apply the 10% voting limitation to the nominee.

Votes Required for Proposals

At the Annual Meeting, shareholders will vote on the election of three directors to serve for terms of three years and ratification of the appointment of an independent registered public accounting firm for the year ending December 31, 2019. The affirmative vote of a majority of the shares present and entitled to vote at the meeting is required for a person nominated for our board of directors to be elected and for the ratification of the appointment of BKD, LLP as our independent registered public accounting firm.

Participants in the ESOP

If you participate in the ESOP, you have the right to vote the shares that are credited to your ESOP account as of the record date. You will receive a voting instruction card that will allow you to instruct the ESOP Trustee with respect to the shares held in the ESOP that you may vote. Under the terms of the ESOP, the ESOP trustee votes all allocated shares of Company common stock held by the ESOP as directed by the participants. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which timely voting instructions are not received in the same ratio as the trustee votes those shares for which participants have properly provided instructions (disregarding shares with respect to which the trustee has received instructions to abstain). The deadline for returning your voting instructions for the ESOP to the ESOP Trustee is 5:00 p.m., Central time, on Friday, May 17, 2019.

Voting by Proxy and Revocation of Proxies

The board of directors of the Company is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. Our board of directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof.

Shareholders who execute proxies in the form solicited by this Proxy Statement have the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of our board of directors will be voted in accordance with the directions given on the proxies. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.

You may revoke your proxy by sending written notice of revocation to our Secretary at the address shown above, by submitting a later-dated proxy, by following the internet instructions on the enclosed proxy card, or by voting in person at the Annual Meeting. If you return a proxy for the Annual Meeting, your presence at the Annual Meeting will not, by itself, revoke your proxy unless you deliver your ballot in person at the Annual Meeting or deliver a written revocation to our Secretary prior to the voting of your proxy.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Our board of directors currently consists of seven members, all of whom, including the members nominated for election to the board, are independent under the listing standards of the NASDAQ Stock Market. In determining the independence of our directors, the board considered transactions, relationships, and arrangements between us or Central Federal and the directors that are not required to be disclosed in this Proxy Statement under the heading “Transactions with Related Parties,” including loans or lines of credit that Central Federal has directly or indirectly made to officers, directors, and related parties.

Board Leadership Structure

The position of our chairman of the board and the office of our president and chief executive officer are held by different persons. William A. Stoltz, our President and Chief Executive Officer and also the President and Chief Executive Officer of Central Federal, is responsible for setting our strategic direction and providing day-to-day leadership. Mr. Stoltz is not a member of the board of directors of either us or Central Federal, although he attends all meetings of the boards, except for when the board meets in executive session. Having been employed by Central Federal in various roles for over 30 years, Mr. Stoltz is well positioned to understand the challenges faced by our organization. Michael E. Estey, the chairman of our board and of the board of Central Federal, is an independent director who has been a member of the board of Central Federal since 1996 and has been a member of our board since our inception in 2015. He is also a member of our Audit Committee. Mr. Estey chairs meetings of the board of directors and works with our officers to ensure that the board of directors has adequate resources and information to support its activities. Because we have separated these roles and appointed an independent director as chairman of the board, we do not have a separate lead independent director. We believe our governance structure is appropriate given the size, limited market area, and relatively non-complex operating philosophy of our organization.

Board’s Role in Risk Oversight

Our board of directors is actively involved in oversight of risks that could affect us and Central Federal. Risk is inherent in the operation of every financial institution, and management of risk is a key part of the institution’s success. Risks faced by us, including Central Federal, include credit risk, interest rate risk, liquidity risk, operational risk, strategic risk, and reputational risk. Risks relating to the direct operations of Central Federal are further overseen by the board of directors of Central Federal, who are the same individuals who serve on our board of directors. Our management is responsible for the day-to-day management of the risks faced by us, while the board of directors as a whole is ultimately responsible for risk management oversight. In carrying out its responsibilities in this area, the board has delegated important duties to its committees. The Audit Committee assists the full board with respect to the adequacy of our internal controls and financial reporting process, the independence and performance of our internal and external auditors, and compliance with legal and regulatory requirements. The Compensation Committee has the authority to conduct annual reviews of our incentive compensation practices to assess the extent to which such arrangements and practices encourage risk-taking and whether the level of encouragement of such risk-taking is appropriate under the circumstances.

The entire board reviews and approves, on an annual basis, all significant policies that address risk within our consolidated organization, including credit risk, interest rate risk, liquidity risk, and compliance risk. The board monitors risk through reports received on a periodic basis from management, and the board annually approves the Company’s contingency plan as well as its insurance program.

The Board of Directors and Board Committees

We conduct business through meetings of our board of directors and its committees. During the year ended December 31, 2018, the Company’s board of directors met six times, and Central Federal’s board of directors met 11 times. The Company’s board of directors has established Audit, Compensation, and Nominating Committees, each of which operates under a written charter approved by the board of directors. One member of our board of directors or any committee thereof attended fewer than 75% of the aggregate of the total number of meetings of the board of directors (held during the period for which he has been a director) and the total number of meetings held by all committees on which he served (during the periods that he served).

The following table identifies our standing Committees and their members and the number of meetings each Committee held during the year ended December 31, 2018. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market. Each Committee reviews and reassesses the adequacy of its charter at least annually.

Name	Audit Committee	Compensation Committee	Nominating Committee
Stephen L. Bowles			X
Michael E. Estey	X
Jeffrey L. McKune
James R. Sowers	X
Larry D. Thomas		X
Robert R. Thompson
John D. Wiggins		X	X
Number of Meetings in 2018	4	2	2

Compensation Committee. The Compensation Committee currently consists of directors Larry D. Thomas and John D. Wiggins. The Compensation Committee is responsible for human resource policies, salaries and benefits, incentive compensation, executive development, and management succession planning. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package. The board of directors has adopted a written charter for the Compensation Committee. The Compensation Committee Charter is available online at https://www.m2compliance.com/hosting/company/CFDB/filings.html, which can be accessed through Central Federal’s website (www.centralfederal.com).

Nominating Committee. The Nominating Committee currently consists of directors Stephen L. Bowles and John D. Wiggins. The Nominating Committee is responsible for identifying individuals qualified to become board members and recommending a group of nominees for election as directors at each annual meeting of shareholders, ensuring the board and its committees have the benefit of qualified and experienced independent directors, and developing a set of corporate governance policies and procedures. The board of directors has adopted a written charter for the Nominating Committee. The Nominating Committee Charter is available online at https://www.m2compliance.com/hosting/company/CFDB/filings.html, which can be accessed through Central Federal’s website (www.centralfederal.com).

Audit Committee. The Audit Committee currently consists of directors Michael E. Estey and James R. Sowers. The Audit Committee is responsible for providing oversight relating to our financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit functions, annual independent audit, and the compliance and ethics programs established by management and the board. The board of directors has determined that the Company does not have an Audit Committee “financial expert” serving on the Audit Committee. The board of directors believes that in order to fulfill all the functions of the board and the Audit Committee, each member of the board and the Audit Committee should meet the board’s general criteria for board membership and that it is not in the best interests of the Company to nominate as a director someone who does not have all the experience, attributes, and qualifications that the Company seeks. Further, the board believes that the present members of the Audit Committee have sufficient knowledge and experience in financial affairs to effectively perform their duties. The board of directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is available online at https://www.m2compliance.com/hosting/company/CFDB/filings.html, which can be accessed through Central Federal’s website (www.centralfederal.com).

Director Nomination Process

Minimum Qualifications. The Nominating Committee will consider the following criteria in selecting nominees for initial election or appointment to the board: financial, regulatory, and business experience; familiarity with and participation in the local community; integrity, honesty, and reputation; dedication to us and our shareholders; independence; diversity (including, but not limited to, gender, race, ethnicity, age, experience, and skills); and any other factors the Nominating Committee deems relevant. In its consideration of diversity, the Nominating Committee seeks to create a board with a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, business operations and judgment, and industry knowledge.

Director Nomination Process. For purposes of identifying nominees for the board of directors, the Nominating Committee is expected to rely on personal contacts of the committee members and other members of the board of directors, as well as its knowledge of members of the local communities served by Central Federal. The Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below. The Nominating Committee has not previously used an independent search firm in identifying nominees. In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the board of directors by evaluating the candidate under the selection criteria described above. In addition, the Nominating Committee may conduct an individual background check and interview the candidate.

Consideration of Recommendations by Shareholders. It is the policy of the Nominating Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on our board of directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board of directors and the Nominating Committee does not perceive a need to increase the size of the board of directors. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures described below.

Procedures to Be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to the Nominating Committee, care of our Secretary, at our main office address:

1.	The name of the person recommended as a director candidate;
2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Securities and Exchange Commission (“SEC”) Regulation 14A;
3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;
4.	As to the shareholder making the recommendation, the name and address of such shareholder, as they appear on our books, provided, however, that if the shareholder is not a registered holder of our common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of our common stock;
5.	The class and number of shares of our capital stock beneficially owned by such shareholder; and
6.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

Our Secretary must receive notice of the nomination not less than 90 days before the date of the Annual Meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made.

Director Attendance at Annual Meeting of Shareholders

While we have no formal policy on director attendance at the annual meeting of shareholders, all directors are encouraged to attend annual shareholder meetings. All but two of our directors attended the 2018 annual meeting of shareholders.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees, officers, and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct, and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure, and compliance with all applicable laws, rules and regulations. Persons interested in obtaining a copy of the Code of Ethics may do so by writing to the Company at: Central Federal Bancshares, Inc., 210 West 10th Street, Rolla, Missouri 65401, Attention: Secretary.

Director Compensation

The following table sets forth certain information as to the total remuneration we paid to our directors for the year ended December 31, 2018.

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Stephen L. Bowles	$6,000	$-	$6,000
Michael E. Estey	$6,000	$-	$6,000
Jeffrey L. McKune	$6,000	$-	$6,000
James R. Sowers	$6,000	$-	$6,000
Larry D. Thomas	$6,000	$-	$6,000
Robert R. Thompson	$1,000	$-	$1,000
John D. Wiggins	$6,000	$-	$6,000

Director Fees

For the fiscal year ended December 31, 2018, each director was paid a monthly retainer of $500; there were no additional fees paid for attendance at board or committee meetings. Each person who serves as a director of Central Federal Bancshares also serves as a director of Central Federal and earns director and committee fees only in his or her capacity as a director or committee member of Central Federal Bancshares. We do not separately compensate directors for service on the board of directors or committees of Central Federal.

AUDIT RELATED MATTERS

Audit Committee Report

As part of its ongoing activities, the Audit Committee has:

●	Reviewed and discussed with management our audited financial statements for the year ended December 31, 2018;
●	Discussed with the independent auditor the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16; and
●	Received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditor the independent auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the board of directors that our audited financial statements be included in our Annual Report to shareholders on Form 10-K for the year ended December 31, 2018.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts. The Audit Committee and the board of directors also have approved, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the 2019 fiscal year.

The Audit Committee:

Michael E. Estey

James R. Sowers

Executive Officer Compensation

Summary Compensation Table

The following information is furnished for our principal executive officer and the two next most highly compensated executive officers whose total compensation for the year ended December 31, 2018 exceeded $100,000. These individuals are referred to in this Proxy Statement as “named executive officers.”

Name and Principal Position	Year	Salary	Bonus(1)	All Other Compensation(2)	Total
William A. Stoltz	2018	$169,950	$7,425	$10,295	$186,670
President & Chief Executive Officer	2017	$160,200	$3,000	$14,906	$180,106
	2016	$155,700	$3,000	$13,413	$172,113
Angela E. Medwick(3)	2018	$110,795	$4,840	$10,488	$126,123
Chief Financial Officer	2017	$100,000	$3,000	$11,907	$114,907
	2016	$48,500	$3,000	$5,222	$56,722
Marla K. Stevenson	2018	$107,573	$4,699	$10,554	$122,826
Senior Vice President	2017	$100,000	$3,000	$11,407	$114,407
	2016	$93,000	$3,000	$10,965	$106,965

(1)	Bonuses are awarded at the discretion of the board of directors based on factors that may include, among other factors, the profitability of Central Federal and the responsibility and performance of the officer or employee in question.
(2)	The amounts disclosed in the “All Other Compensation” column for fiscal years 2017 and 2018 include life insurance premiums paid and employee-only health insurance coverage related payments.
(3)	Ms. Medwick’s employment with us began in June, 2016.

The board of directors decided that, upon completion of the conversion of Central Federal to the stock form of organization and our related initial public offering, Mr. Stoltz should no longer receive fees for his attendance at board meetings. In connection with this, we increased his compensation by an amount equal to the fees paid in 2015. We completed the conversion and the offering on January 12, 2016.

Employment Agreement

We, along with Central Federal, have entered into an employment agreement with Mr. Stoltz for the 2019 calendar year, which is substantially similar to the employment agreement Mr. Stoltz entered into with us and Central Federal in 2016. Our continued success depends to a significant degree on the skills and competence of Mr. Stoltz, and the employment agreement is intended to ensure that we maintain a stable management base following the completion of Central Federal’s conversion to stock form and our initial public offering.

The employment agreement provides for a one-year term, subject to annual renewal by the board of directors for an additional year beyond the then-current expiration date. Mr. Stoltz’s current base salary is $169,950. The employment agreement provides for, among other things, participation in employee benefit plans and programs maintained for the benefit of employees and senior management personnel, including incentive compensation, health and welfare benefits, retirement benefits, and certain fringe benefits as described in the agreement.

Upon termination of Mr. Stoltz’s employment for “cause,” as defined in the agreement, he will receive no further compensation or benefits under the agreement. If he is terminated for reasons other than cause, or if he resigns after the occurrence of specified circumstances that constitute constructive termination referred to in the agreement as a termination for “good reason,” Mr. Stoltz will continue to receive his base salary for the remaining unexpired term of the agreement. Under the employment agreement, if, in connection with or following a change in control (as described in the agreement), Mr. Stoltz is terminated without cause or if he terminates employment voluntarily under certain circumstances specified in the agreement, he will receive a severance payment equal to three times his average annual taxable compensation for the five preceding taxable years.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and we would not be entitled to deduct such amount. The agreement provides for the reduction, at the election of Mr. Stoltz, of change in control payments to him to the extent necessary to ensure that he will not receive “excess parachute payments,” which otherwise would result in the imposition of an excise tax.

Upon termination of employment without cause or for good reason (other than termination in connection with a change in control), Mr. Stoltz will be required to adhere to a one-year non-competition restriction.

We will agree to pay all reasonable costs and legal fees of Mr. Stoltz in relation to the enforcement of the employment agreement, provided he succeed on the merits in a legal judgment, arbitration proceeding, or settlement. The employment agreement also provides for indemnification of Mr. Stoltz to the fullest extent legally permissible.

Change in Control Agreements

We, along with Central Federal, have entered into a change in control agreement for the 2019 calendar year with each of the following executive officers: Barbara E. Hamilton, Angela E. Medwick, and Marla K. Stevenson. Each change in control agreement is substantially similar to the change in control agreement Ms. Hamilton entered into with us and Central Federal in 2016 and has an initial one-year term, subject to renewal by the board of directors for additional one-year periods beyond the then-current expiration date.

If, following a change in control of Central Federal Bancshares or Central Federal, either of those entities or their successors terminates the employment of the executive officer named in a change in control agreement for reasons other than for cause, or if such officer voluntarily resigns upon the occurrence of circumstances specified in the agreement, she will receive a severance payment under the agreement equal to 12 months’ base compensation. The change in control agreements each limit payments made to the executive officers named therein in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G of the Internal Revenue Code.

Employee Stock Ownership Plan

In connection with its conversion to stock form, Central Federal adopted the Central Federal Savings and Loan Association of Rolla Employee Stock Ownership Plan (the “ESOP” or the “plan”) for eligible employees. Eligible employees who were employed by Central Federal as of January 12, 2016 became participants in the ESOP as of the plan’s effective date. Eligible employees hired after January 12, 2016 become participants in the ESOP as of the plan entry date following or coincident with their completion of one year of service with Central Federal.

The trustee of the ESOP purchased, on behalf of the plan, 143,042 shares of the common stock issued in our initial public offering. The trustee funded the stock purchase for the plan through a loan from us equal to 100% of the aggregate purchase price of the common stock. Over its 25-year term, the loan is repaid by the plan principally through contributions to the ESOP by Central Federal and any dividends paid on unallocated common stock held by the plan. The annual interest rate on the loan is 3.5%.

The trustee holds the shares purchased by the ESOP in a loan suspense account and will release the shares from the suspense account on a pro rata basis as Central Federal repays the loan. The trustee will allocate the shares released among active participants on the basis of each active participant’s proportional share of compensation. Participants vest in their ESOP allocations at the rate of 20% per year over a six-year period and are credited with past service for vesting purposes under the ESOP. Participants become fully vested upon reaching age 65, death or disability, a change in control, or termination of the plan. Generally, participants will begin receiving distributions from their ESOP accounts upon separation from service with Central Federal.

Participants may direct the plan trustee how to vote the shares of common stock credited to their ESOP accounts. The plan trustee will vote all unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as the trustee votes those shares for which participants have properly provided instructions (disregarding shares with respect to which the trustee has received instructions to abstain), subject to fulfillment of its fiduciary responsibilities as trustee.

Outstanding Equity Awards at End of Fiscal Year

In 2017, our board of directors adopted, and our shareholders approved, the Central Federal Bancshares, Inc. 2017 Equity Incentive Plan (the “2017 Plan”). The 2017 Plan became effective as of the date it was approved by our shareholders. We believe that implementing the 2017 Plan will promote our success by linking the interests of the employees and directors of the Company and its affiliates to the interests of our shareholders and by providing participants with an incentive for outstanding performance. Each employee and director of the Company and Central Federal is eligible to participate in the 2017 Plan. Subject to adjustment as provided in the 2017 Plan, the 2017 Plan reserves a total of 240,695 shares of common stock for issuance pursuant to awards granted under the 2017 Plan, of which up to 68,770 shares may be granted in the form of restricted stock awards and up to 171,925 shares may be granted in the form of stock options, representing 4% and 10%, respectively, of the shares of stock issued in our initial public offering. We have not made any awards under the 2017 Plan.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Transactions with Related Parties

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by publicly traded companies, such as Central Federal Bancshares, to its executive officers and directors. The Sarbanes-Oxley Act also, however, contains a specific exemption from such prohibition for loans by insured depository institutions to their executive officers and directors in compliance with federal banking regulations. Federal regulations generally require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features, although federal regulations allow us to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees that does not give preference to any executive officer or director over any other employee.

Under federal banking law and regulations, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the board of directors if the loan amount, when aggregated with the amount of all other loans to that director or officer and his or her related interests, exceeds the greater of $25,000 or 5% of Central Federal’s capital and surplus, up to a maximum of $500,000.

Central Federal has followed a policy in granting loans to executive officers and directors and believes that this policy fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of Central Federal’s business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions with persons not related to Central Federal which prevail at the time. Loans to executive officers and directors are made in accordance with our underwriting guidelines and do not involve more than the normal risk of collectability or present other unfavorable features. All loans to directors and executive officers and their related persons outstanding at December 31, 2018 were performing in accordance with their terms.

Other Transactions. During the year ended December 31, 2018, there were no transactions to which we were (or will be) a party, other than loans or extensions of credit discussed above, that involved amounts exceeding the lesser of $120,000 or 1% of the average of Central Federal’s total assets at December 31, 2018, and in which any of our executive officers and directors had or will have a direct or indirect material interest.

Beneficial Ownership Reporting Compliance

Our executive officers and directors, and persons who own more than 10% of any registered class of our equity securities, are required to file reports of ownership and changes in ownership with the SEC. Based solely on our review of copies of the reports received by the SEC and written representations provided to the SEC from the individuals required to file the reports, we believe that each of our executive officers and directors has complied with applicable reporting requirements for transactions in our common stock during the year ended December 31, 2018.

BENEFICIAL OWNERSHIP

Persons and groups who beneficially own in excess of 5% of the shares of our common stock are required to file certain reports with the SEC regarding such ownership. The following table sets forth the shares of common stock of the Company beneficially owned as of March 29, 2019 (unless a different date is indicated below) by our directors and executive officers, individually and as a group, and by each person who, as of the record date, was known to us as the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock.

Name and Address of Beneficial Owner(1)	Amount of Shares Beneficially Owned(2)		Percentage of Shares of Common Stock Outstanding(3)
Maltese Capital Management LLC(4)	161,400		10.18%
Maltese Capital Holdings, LLC	109,700		6.92%
Malta Hedge Fund II, L.P.	81,400		5.13%
Terry Maltese 150 East 52nd Street, 30th Floor, New York, New York 10022	161,400		10.18%
Joseph Stillwell(5) 111 Broadway, 12th Floor, New York, New York 10006	140,102		8.84%
Central Federal Savings and Loan Association of Rolla ESOP(6)	143,042		9.02%
Directors and Executive Officers
Stephen L. Bowles (Director)	1,000		*
Michael E. Estey (Director)	2,000		*
Jeffrey L. McKune (Director)	100		*
James R. Sowers (Director)	5,000	(7)	*
Larry D. Thomas (Director)	500		*
Robert R. Thompson (Director)	2,000		*
John D. Wiggins (Director)	1,000		*
William A. Stoltz (President and CEO)	9,500		*
Barbara E. Hamilton (Secretary)	200		*
All directors and executive officers as a group (11 persons)	21,300		1.34%

*	Denotes less than 1.00%.
(1)	The mailing address for Central Federal’s ESOP and for each of our directors and executive officers is 210 West 10th Street, Rolla, Missouri 65401.
(2)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(3)	Based on 1,585,420 shares outstanding as of the record date.
(4)	Based on Amendment 3 to Schedule 13G dated February 7, 2019 and filed with the SEC on February 11, 2019 jointly by Maltese Capital Management LLC, a New York limited liability company (“MCM”), Maltese Capital Holdings, LLC, a Delaware limited liability company (“MCH”), Malta Hedge Fund II, L.P., a Delaware limited partnership (“MHF”), and Terry Maltese with respect to the shares of common stock beneficially owned by MCM, MCH, MHF, and Mr. Maltese. MCM directly owns no shares. By reason of its position as investment advisor, MCM may be deemed to beneficially own 161,400 shares, which are held of record by clients of MCM. MCH directly owns no shares. By reason of its position as general partner of certain partnerships, MCH may be deemed to beneficially own 109,700 shares, which are held by such partnerships. MHF beneficially owns 81,400 shares. Mr. Maltese directly owns no shares. By reason of his position as Managing Member of MCM and MCH, Mr. Maltese may be deemed to beneficially own 161,400 shares.
(5)	Based on a Schedule 13D filed with the SEC on January 25, 2016 jointly by Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”), Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”), Stilwell Partners, L.P., a Delaware limited partnership (“Stilwell Partners”), Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”), and Joseph Stilwell. The Schedule 13D was filed with respect to the shares of common stock beneficially owned by Joseph Stilwell, including shares of common stock held in the names of Stilwell Activist Fund, Stilwell Activist Investments, and Stilwell Partners, and in Mr. Stilwell’s capacity as the owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Fund, Stilwell Activist Investments, and Stilwell Partners.
(6)	Based on Amendment 2 to Schedule 13G filed with the SEC on February 12, 2019 on behalf of Central Federal’s ESOP by its trustee, Community Bank of Pleasant Hill d/b/a First Trust of MidAmerica. Participants may direct the ESOP trustee how to vote the shares of common stock credited to their ESOP accounts. As of the record date, 17,160 shares had been allocated to the accounts of individual ESOP participants. The ESOP trustee will vote all unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as the trustee votes those shares for which participants have properly provided instructions (disregarding shares with respect to which the trustee has received instructions to abstain), subject to fulfillment of its fiduciary responsibilities as trustee.
(7)	Includes 5,000 shares held by a limited liability company of which Mr. Sowers is a member.

In connection with Central Federal’s conversion to stock form, we contributed 68,770 shares of our common stock, constituting 4% of our issued and outstanding stock at that time, to the Central Federal Community Foundation on January 12, 2016. The shares owned by the foundation will be voted in in the same ratio as all other shares voted on each proposal considered by the shareholders of Central Federal or Central Federal Bancshares, as the case may be, pursuant to the requirements of 12 C.F.R. § 192.565(b) of the regulations promulgated by the Office of the Comptroller of Currency. The purpose of the foundation is to provide financial support to charitable organizations in the communities in which we operate and to enable our communities to share in our long-term growth.

ITEMS TO BE VOTED ON BY SHAREHOLDERS

ITEM 1 — ELECTION OF DIRECTORS

Our board of directors currently consists of seven members who are elected for terms of three years, approximately one-third of whom are elected annually. The Nominating Committee has nominated Michael E. Estey, Jeffrey L. McKune, and Larry D. Thomas for election to the board, each to serve for a three-year term or until his successor has been elected and qualified.

Unless you indicate on the proxy card that your shares should not be voted for each nominee, the board of directors intends that the proxies solicited by it will be voted FOR the election of the board’s nominees. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the board of directors. At this time, we know of no reason why the nominees might be unable to serve.

The board of directors recommends a vote “FOR” the election of Mr. Estey, Mr. McKune, and Mr. Thomas.

Information regarding the board of directors’ nominees, the directors continuing in office, and executive directors is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2018. The starting year of service as a director relates to service on the board of directors of Central Federal.

Nominees for Election as Director

Nominees for election to serve for a three-year term expiring in 2022:

Michael E. Estey (age 68) retired in December of 2016 from his position as operations manager at Missouri Southern Seed Corporation, a wholesale seed company serving farm and lawn & garden stores throughout the Midwest, where he had been employed since January 1988. Mr. Estey is chairman of our board of directors and of the board of Central Federal and has been a director of Central Federal since January 1996. Mr. Estey brings to our board more than 40 years of business experience, including management and human resources, as well as his knowledge of, and contacts within, the local community.

Jeffrey L. McKune (age 61) has been employed at Phelps Health since 2006 and is currently its Chief Health Informatics Officer. Previously he served at Phelps County Regional Medical Center as Administrative Director of Planning and Decision Support and as Director of the Ambulatory Surgery Unit. Mr. McKune previously served as a charter member of the Phelps County Anti-Drug Committee. Mr. McKune has been a member of Central Federal’s board of directors since August 1999 and brings to the board more than 35 years of information technology and business experience as well as his knowledge of and contacts within the local business community.

Larry D. Thomas (age 68) was Central Federal’s executive vice president and senior lending officer, having served in this position from July 2005 through early January 2016. Mr. Thomas, with his spouse, is co-owner of Re/Max Heart of America, a real estate agency in Rolla, Missouri. Mr. Thomas is also active in a number of civic organizations, including the Kiwanis Club and the Rolla Chamber of Commerce. Mr. Thomas brings to the board his 40 years of experience in the financial industry, his knowledge and contacts within the local business community, and extensive knowledge of our activities and operations.

Directors Continuing in Office

The following directors have terms ending in 2020:

Robert R. Thompson (age 76) is an owner or part-owner of a number of agricultural-related businesses, including raising and marketing registered Hereford cattle and row crop farming, in the Rolla, Missouri area and was also president of the Rolla, Missouri market of a super-regional bank for 24 years, retiring in 2001. Mr. Thompson is also active in a number of civic organizations, including the Missouri State Fair Foundation (chairman of the board in 2014), the University of Missouri Agriculture Foundation, the Greater Rolla Area Charitable Enterprise, and is a National Board member of the American Hereford Association. Mr. Thompson has been a member of Central Federal’s board of directors since July 2008 and has brought to the board approximately 40 years of experience in all facets of financial institution management, including risk assessment and financial reporting, experience in feasibility studies, risk assessments and business plans for both existing and new businesses, and his knowledge of and contacts within the local business community.

John D. Wiggins (age 70) has been a senior judge for the State of Missouri, Office of State Court Administration, since 2009, and was an adjunct professor with the Rolla campus of Columbia College from 2011 to 2014. Mr. Wiggins also is an owner of Wiggins Abstract Company, which engages in title insurance and real estate closing activities. Mr. Wiggins is also active in a number of civic organizations, including the Rolla Lions and Optimist Clubs and Ozark Actors Theatre, and has been a director of Central Federal since January 1991. Mr. Wiggins brings to the board a strong legal background from more than 30 years as a practicing lawyer, including service as a judge for more than 20 years, as well as familiarity with the local real estate market.

The following directors have terms ending in 2021:

Stephen L. Bowles (age 64) has been an agent for Farmers Insurance, and for its affiliated insurance companies, since November 2013 and a registered representative of Farmers Financial Solutions, a securities brokerage affiliated with Farmers Insurance, since January 2014. Prior to joining Farmers Insurance, Mr. Bowles was district manager for Pepsi Cola Bottling Co. in Rolla, Missouri between 1980 and 2013. Mr. Bowles is also active in a number of civic organizations, including the Rolla Lions Club and the Rolla Chamber of Commerce. Mr. Bowles has been a director of Central Federal since January 2015. Mr. Bowles’ experience in management, including budgeting, planning, and marketing, as well as his knowledge of the market area and local business owners provides the board with general business operations perspective as well as business development.

James R. Sowers (age 72) has been president of JRS Enterprises, Inc., a residential real estate development, construction, and investment company, since December 1991. Mr. Sowers is active in a number of civic organizations including service as president and treasurer of the Rolla Community Development Corporation, a not-for-profit industrial development entity, and as treasurer of Students Educational and Loan Foundation and Beta Alpha Educational Foundation. Mr. Sowers has been a director of Central Federal since January 2015. Mr. Sowers brings to the board more than 40 years of experience in real estate development as well as experience in managing and directing family-owned businesses in the newspaper and manufacturing industries.

Executive Officers Who Are Not Directors

The executive officers of Central Federal Bancshares and Central Federal are elected annually by the board of directors and serve at the board’s discretion. Information regarding the executive officers is provided below. Unless otherwise stated, each person has held his or her current occupation for the last five years. Ages presented are as of December 31, 2018.

William A. Stoltz (age 74) is our President and Chief Executive Officer and has been an officer of Central Federal since 1986, serving as its President and Chief Executive Officer since 1999. Mr. Stoltz has over 36 years of experience in the financial industry, including extensive experience in all areas of residential, consumer, and commercial lending. Mr. Stoltz is also active in a number of civic organizations, including the Rolla Lions Club, the Rolla Chamber of Commerce, and the Missouri University of Science and Technology Alumni Association.

Barbara E. Hamilton (age 66) is our Secretary and Central Federal’s Senior Vice President of Operations with responsibility regarding operations, security, and information technology. Ms. Hamilton has been an officer of Central Federal since 2000 and has over 46 years of experience in the financial industry. Ms. Hamilton is also active in civic organizations, including service as secretary to the board of the Phelps County Farm Bureau.

Angela E. Medwick (age 51) was appointed as our Chief Financial Officer effective June 1, 2016. Ms. Medwick has served as a profitability analyst and consultant, and provided accounting services as an independent contractor, with High Performance Consulting, Inc., Grand Junction, Colorado (from April 2008 to December 2015), primarily serving financial institutions with assets ranging from $75,000,000 to $1,200,000,000. In these roles she evaluated income, operating expenses, accounting, operations, and bank practices to improve profitability, procedures, and technology utilization; evaluated accounting and operations departments to determine skill level, evaluate workflow, and recommend restructuring plans; and worked with core software vendors to identify efficiencies for her clients. Prior to 2008, Ms. Medwick was vice president–controller/operations and information technology, for Peoples Bank, Cuba, Missouri, where, among other matters, she was responsible for the preparation of financial statements, regulatory reports, financial forecasts, investments, and budgets, and for oversight of general accounting functions.

Marla K. Stevenson (age 56) is Central Federal’s Senior Vice President and Lending Officer, having joined Central Federal in October 2015. Ms. Stevenson is responsible for Central Federal’s loan department and its personnel and for oversight of commercial lending and general asset quality. Ms. Stevenson has more than 37 years of experience in the financial industry and previously served as the branch president of Maries County Bank, Belle, Missouri, from 2005 to 2011 and as the senior vice president–branch manager of Town and Country Bank, Rolla, Missouri from 2011 to 2015. Ms. Stevenson is an active member in a number of civic organizations, including the Meramec Regional Development Corporation and the Central Ozarks Private Industry Council.

ITEM 2 — RATIFICATION OF THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the board of directors has appointed BKD, LLP (“BKD”) to be our independent registered public accounting firm for the fiscal year ending December 31, 2019, and we are seeking shareholder ratification of the appointment of BKD. A representative of BKD is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

On August 15, 2017, the Audit Committee and our board of directors approved the engagement of BKD as our independent registered public accounting firm for the fiscal year ending December 31, 2017, subject to the completion of BKD’s standard client acceptance procedures, and the dismissal of Michael Trokey & Company, P.C. (“Trokey P.C.”) as our independent registered public accounting firm. We advised Trokey P.C. of its dismissal on August 16, 2017 and formally engaged BKD, LLP on August 21, 2017.

The reports of Trokey P.C. on the financial statements of the Company for the year ended December 31, 2016 and of Central Federal for the years ended December 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the years ended December 31, 2016 and 2015, and during the interim period from December 31, 2016 through the date on which Trokey P.C. was dismissed, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) between us and Trokey P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Trokey P.C., would have caused Trokey P.C.to make reference to the subject matter of such disagreement in connection with its reports on our consolidated financial statements for such years. During the years ended December 31, 2016 and 2015, and during the interim period from December 31, 2016 through the date on which Trokey P.C. was dismissed, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

We requested that Trokey P.C. furnish us with a letter addressed to the SEC, stating whether Trokey P.C. agreed with the foregoing statements, and if not, stating the respects in which Trokey P.C. disagreed. That letter from Trokey P.C. concurring with the above statements was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on August 21, 2017.

During the fiscal years ended December 31, 2016 and 2015, and during the interim period from December 31, 2016 through the date on which Trokey P.C. was dismissed, neither we nor anyone acting on our behalf consulted BKD regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was either the subject of a “disagreement” with Trokey P.C. on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Trokey P.C., would have caused Trokey P.C. to make reference to the matter in its report, or a “reportable event.”

Set forth below is certain information concerning aggregate fees billed for professional services rendered by BKD during the years ended December 31, 2018 and 2017.

	2018	2017
Audit fees(1)	$47,580	$46,280
Audit-related fees(2)	$25,497	$15,080
Tax fees(3)	$9,698	$9,231
All other fees	$-	$-
Total	$82,775	$70,591

(1)	Audit fees consist of fees for professional services rendered for the audits of the financial statements for the years ended December 31, 2018 and 2017.
(2)	Audit-related fees for the year ended December 31, 2018 consist of fees related to assurance and related services regarding our Forms 10-K and 10-Q filed with the SEC during 2018. Audit-related fees for the year ended December 31, 2017 consist of fees related to assurance and related services regarding certain of our Forms 10-Q filed with the SEC during 2017.
(3)	Tax fees for the years ended December 31, 2018 and 2017 consist of fees for professional services regarding tax compliance.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of BKD. The Audit Committee concluded that performance of such services did not and does not affect the independence of BKD in performing its function as our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of BKD.

The shareholder vote on the appointment of BKD is advisory only; even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such change would be in our best interests and in the best interests of our shareholders.

The board of directors recommends that shareholders vote “FOR” the ratification of the appointment of BKD as our independent registered public accounting firm.

SUBMISSION OF BUSINESS PROPOSALS AND

SHAREHOLDER NOMINATIONS

We must receive proposals that shareholders seek to include in the Proxy Statement for our next annual meeting no later than December 14, 2019. If next year’s annual meeting is held on a date more than 30 calendar days from May 20, 2020, a shareholder proposal must be received by a reasonable time before we begin to print and mail proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.

Our bylaws provide that a person may not be nominated for election as a director of Central Federal Bancshares unless that person is nominated by or at the direction of our board of directors or by a shareholder who has given appropriate notice to us before the meeting. Similarly, a shareholder may not bring business before an annual meeting unless the shareholder has given us appropriate notice of its intention to bring that business before the meeting. Our Secretary must receive notice of the nomination or proposal not less than 90 days before such annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder who desires to raise new business must provide certain information to us concerning the nature of the new business, the shareholder, the shareholder’s ownership of our capital stock and the shareholder’s interest in the business matter. Similarly, a shareholder wishing to nominate any person for election as a director must provide us with certain information concerning the nominee and the proposing shareholder. A copy of our bylaws may be obtained from us upon request.

SHAREHOLDER COMMUNICATIONS

We encourage shareholder communications to the board of directors and/or individual directors. Shareholders who wish to communicate with the board of directors or an individual director should send their communications to the care of Barbara E. Hamilton, Secretary, Central Federal Bancshares, Inc., 210 West 10th Street, Rolla, Missouri 65401. All communications that relate to matters that are within the scope of the responsibilities of the board and its committees are to be presented to the board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the board committees are also to be forwarded to the chair of the appropriate board committee. Communications that relate to ordinary business matters that are not within the scope of the board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail, and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

MISCELLANEOUS

We will pay the cost of this proxy solicitation. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to our beneficial owners. Additionally, our directors, officers, and other employees may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

Our Proxy Statement, Annual Report to shareholders on Form 10-K for the year ended December 31, 2018, and proxy card are available at http://www.astproxyportal.com/ast/20484.

OUR ANNUAL REPORT TO SHAREHOLDERS ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2018 IS BEING FURNISHED TO PARTIES WHO WERE SHAREHOLDERS AS OF THE CLOSE OF BUSINESS ON MARCH 29, 2019. COPIES OF ALL OF OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO US AT 210 WEST 10TH STREET, ROLLA, MISSOURI 65401, ATTENTION: SECRETARY.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Barbara E. Hamilton
Barbara E. Hamilton
Secretary

ANNUAL MEETING OF SHAREHOLDERS OF

CENTRAL FEDERAL BANCSHARES, INC.

May 21, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code to the right with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM Eastern Time the day before the Annual Meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Annual Report to Shareholders, Proxy Statement and proxy card are available at http://www.astproxyportal.com/ast/20484/

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

00033303000000000000 9 052119

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1. ELECTION OF THREE CLASS I DIRECTORS OF THE COMPANY:	FOR	AGAINST	ABSTAIN
MICHAEL E. ESTEY	☐	☐	☐
JEFFREY L. MCKUNE	☐	☐	☐
LARRY D. THOMAS	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2019.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the nominees in Proposal 1 and FOR Proposal 2.**

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CENTRAL FEDERAL BANCSHARES, INC.

Proxy for Annual Meeting of Shareholders on May 21, 2019

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Stephen L. Bowles and James R. Sowers, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Central Federal Bancshares, Inc., to be held on Tuesday, May 21, 2019 at 5:00 p.m. local time at the office of Central Federal Savings and Loan Association of Rolla, located at 210 West 10th Street, Rolla, Missouri 65401, and at any adjournments or postponements thereof, as follows:

(continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

CENTRAL FEDERAL BANCSHARES, INC.

May 21, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Annual Report to Shareholders, Proxy Statement and proxy card are available at http://www.astproxyportal.com/ast/20484/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00033303000000000000 9   052119

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1. ELECTION OF THREE CLASS I DIRECTORS OF THE COMPANY:

	FOR	AGAINST	ABSTAIN
MICHAEL E. ESTEY	☐	☐	☐
JEFFREY L. MCKUNE	☐	☐	☐
LARRY D. THOMAS	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2019.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the nominees in Proposal 1 and FOR Proposal 2.**

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

CENTRAL FEDERAL BANCSHARES, INC.

May 21, 2019

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Annual Report to Shareholders, and Proxy Statement are available at http://www.astproxyportal.com/ast/20484/

Please sign, date, and mail your ESOP voting instruction card in the envelope provided as soon as possible. Your completed voting instruction card must be received by the ESOP Trustee by 5:00 p.m. Central time on Friday, May 17, 2019 to be counted.

↓ Please detach along perforated line below and mail to the ESOP Trustee in the envelope provided at Community Bank of Pleasant Hill, d/b/a First Trust of MidAmerica, Attn: Gerald Lau, Vice President 1901 Frederick Avenue, Suite 100, St. Joseph, Missouri 64501. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE, AND PROMPTLY RETURN THIS CARD IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE: ☒

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE ESOP TRUSTEE WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE TERMS OF THE ESOP.

1. ELECTION OF THREE CLASS I DIRECTORS OF THE COMPANY:	FOR	AGAINST	ABSTAIN
MICHAEL E. ESTEY	☐	☐	☐
JEFFREY L. MCKUNE	☐	☐	☐
LARRY D. THOMAS	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2019.	☐	☐	☐

This voting instruction card, when properly executed and timely received by the ESOP Trustee, will be voted as directed herein by the undersigned ESOP participant. **If no direction is made, the shares subject to this voting instruction card will be voted in accordance with the terms of the ESOP.**

Print Name of ESOP Participant: ______ **ESOP Participant Signature:** ______ **Date:** ______

Note: Please print the name above exactly as it appears on record with respect to the named individual's participation in the ESOP. If signing as executor, administrator, attorney, trustee or guardian, please give full title as such.